DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q1 2024 – Earnings Conference Call Supplemental Materials May 1, 2024 – based on financial results as of March 31, 2024 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. Forward Looking Statements

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q1-24 Conference Call 3 Revenue up 26% year over year, reflecting significantly stronger performance Raising full year EPS guidance to a range of $1.35 to $1.55 based on strong Q1 performance * See appendix for reconciliation of non-GAAP measures Adjusted EPS from continuing operations of $0.33*, up $0.26 year over year Continued strength in lease rates; FLRD +34.7%, utilization 97.5%

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 4 Rail Traffic is Improved YoY (1) Overall Fleet Storage Rates are Low (2) FLRD and Utilization Remain Favorable Order Volume Supports Replacement-Level Demand Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 90% 95% 100% —% 25% 50% Orders Deliveries Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 0 2,500 5,000 See appendix for footnotes 2021 2022 2023 2024 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 500,000 625,000 750,000 Storage Rate Five-Year Average Jan-20 Sep-20 May-21 Jan-22 Sep-22 May-23 Jan-24 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Q1-24 Financial Results Summary – Year over Year 5 Q1-24 Revenue $810M Q1-24 Cash Flow, Continuing Ops $57M Q1-24 EPS, Adjusted* $0.33 Q1-24 Adjusted Free Cash Flow* $12M * See appendix for reconciliation of non-GAAP measures +26% $(46)M $(25)M $+0.26

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 6 Rail Products Segment Revenue Drivers ◦ Quarterly revenue up year over year due to higher deliveries Rail Products Margin Performance Drivers ◦ Operating margin of 6.6% in the quarter reflects year over year and sequential improvement in operational and labor efficiencies Leasing & Services Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin (i n m ill io n s) Leasing & Management Revenue Maintenance Services Revenue Digital & Logistics Services Revenue OP Margin (1) Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 $— $100 $200 $300 20% 30% 40% 50% (i n m ill io n s) Rail Products Revenue Parts & Components Revenue OP Margin Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 $— $250 $500 $750 —% 2% 4% 6% 8% Leasing & Services Segment Revenue Drivers ◦ Fleet utilization of 97.5% ◦ FLRD remains strong at +34.7% ◦ Revenue higher year over year due to a higher volume of repairs completed for third parties, improved lease rates, and net additions to the lease fleet Leasing & Services Margin Performance Drivers ◦ Margin up year over year due to improved lease rates and a higher volume of external repairs in the maintenance services business ▪ Segment margin includes gains from insurance recoveries in Q1 2023, Q3 2023, and Q4 2023 See appendix for footnotes

Strong Performance Trends and Key Highlights

Q1 2024 Financial Summary:

Income Statement:
- Total revenues of $810M reflect higher external railcar deliveries, improved lease rates, and a higher volume of external repairs
- Both GAAP and adjusted earnings per share from continuing operations of $0.33*
- Lease portfolio sales proceeds of $24M in the quarter

Year-to-Date Cash Flow:
- Cash flow from continuing operations of $57M
- Adjusted free cash flow of $12M* after investments and dividends
- Net lease fleet investment of $123M
- Investment of $5M in operating and administrative capex
- Shareholder returns of $23M through dividends paid

Pre-Tax ROE
- LTM Q1-24 Pre-Tax ROE of 16.2%*

Revenue Improved Year over Year



$900
$450
$—
$1.00
$0.50
$—
(in millions)
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Leasing & Services
Rail Products
Adj EPS, Cont Ops (Diluted) *

Cash Flow From Operations Reflects Higher Deliveries



$120
$80
$40
$—
$(40)
(in millions)
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Cash Flow from Cont Ops
Adjusted Free Cash Flow *

TRINITY INDUSTRIES

* See appendix for reconciliation of non-GAAP measures

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Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

LIQUIDITY

Cash & Equivalents
$119M

Revolver Availability
$582M

Warehouse Availability
$98M

Solid Liquidity of $799M[1]

DEBT STRUCTURE

Recourse Debt
$795M @ ~6.2%[1]

Non-recourse Debt
$5.1B @ ~4.3%[1]

- Favorable average cost of debt
- Flexible term structures

Attractive Debt Structures

CAPITAL LEVERS

Unencumbered Railcars
$369M

- Pledge to warehouse
- Additional assets can be sold or financed
- LTV of 65.7% for the wholly-owned lease portfolio as of Q1-24

Conservative Capitalization

TRINITY INDUSTRIES

See appendix for footnotes

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DELIVERING GOODS for THE GOOD of ALL /// Management Outlook for Business Performance 9 C ap it al A llo ca ti on FY 2024 Summary Detail Industry Deliveries Approximately 40K Does not include sustainable railcar conversions Net Fleet Investment $300M — $400M Deliveries to our lease fleet offset by secondary market sales Operating and Administrative Capital Expenditures $50M — $60M Investments in automation, technology, and modernization of facilities and processes EPS from Continuing Operations $1.35 — $1.55 Excludes items outside of our normal business operations Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q1-24 Conference Call 10* See appendix for reconciliation of non-GAAP measures Continued strength in lease rates; FLRD +34.7%, utilization 97.5% Revenue up 26% year over year, reflecting significantly stronger performance Adjusted EPS from continuing operations of $0.33*, up $0.26 year over year Raising full year EPS guidance to a range of $1.35 to $1.55 based on strong Q1 performance

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q1-24 Earnings Conference Call 11 Q&A

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 12 Three Months Ended March 31, 2024 (in millions, except per share amounts) GAAP Interest expense, net (1) Adjusted Operating profit $ 115.2 $ — $ 115.2 Income from continuing operations before income taxes $ 42.7 $ (0.4) $ 42.3 Provision (benefit) for income taxes $ 11.0 $ (0.1) $ 10.9 Income from continuing operations $ 31.7 $ (0.3) $ 31.4 Net income from continuing operations attributable to Trinity Industries, Inc. $ 28.0 $ (0.3) $ 27.7 Diluted weighted average shares outstanding 83.5 83.5 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.33 $ 0.33 (1) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain interest expense, net; and certain other transactions or events (as applicable), described in the footnotes to the table above. These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

Reconciliation: *Walking Adjusted FCF Beyond Lease Investment*

	Q1-23	Q2-23	Q3-23	Q4-23	Q1-24
			(in millions)		
Net cash provided by operating activities – continuing operations	$ 102.5	$ 37.8	$ 75.5	$ 93.2	$ 56.5
Proceeds from lease portfolio sales	56.7	129.0	60.1	136.0	24.2
Capital expenditures – operating and administrative	(7.1)	(13.7)	(8.6)	(11.9)	(4.6)
Dividends paid to common shareholders	(21.1)	(22.2)	(21.4)	(21.3)	(23.0)
Equity CapEx for leased railcars (*from table below*)	(94.8)	(86.3)	(136.9)	(217.0)	(41.4)
Adjusted Free Cash Flow After Investments and Dividends	**$ 36.2**	**$ 44.6**	**$ (31.3)**	**$ (21.0)**	**$ 11.7**
Capital expenditures – lease fleet	$ 191.5	$ 208.2	$ 83.6	$ 185.5	$ 147.5
Less:					
Payments to retire debt	(149.6)	(885.7)	(243.7)	(239.9)	(803.8)
Proceeds from issuance of debt	246.3	1,007.6	190.4	208.4	909.9
Net proceeds from (repayments of) debt	96.7	121.9	(53.3)	(31.5)	106.1
Equity CapEx for leased railcars	$ 94.8	$ 86.3	$ 136.9	$ 217.0	$ 41.4

Adjusted Free Cash Flow After Investments and Dividends ("Adjusted Free Cash Flow") is a non-GAAP financial measure. Adjusted Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for operating and administrative activities, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as capital expenditures for our lease fleet, adjusted to exclude net proceeds from (repayments of) recourse and non-recourse debt.

We believe Adjusted Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Adjusted Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES

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DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 14 (1) Represents the change in estimated fair value of additional contingent consideration associated with an acquisition. (2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (4) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity. (5) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined below and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, described in the footnotes to the table above, which include certain selling, engineering, and administrative expenses; gains on dispositions of other property; restructuring activities, net; and interest expense, net; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM March 31, 2024 December 31, 2023 December 31, 2022 ($ in millions) Numerator: Income from continuing operations $ 154.9 $ 140.0 Provision (benefit) for income taxes 31.5 9.0 Income from continuing operations before income taxes 186.4 149.0 Net income attributable to noncontrolling interest (15.0) (20.6) Adjustments: Selling, engineering, and administrative expenses (1) 4.0 4.0 Gains on dispositions of property – other (2) (5.1) (6.3) Restructuring activities, net (1.8) (2.2) Interest expense, net (3) (1.5) (1.5) Adjusted Profit Before Tax $ 167.0 $ 122.4 Denominator: Total stockholders' equity $ 1,288.5 $ 1,275.5 $ 1,269.6 Noncontrolling interest (239.2) (238.4) (257.2) Accumulated other comprehensive income (18.4) (11.0) (19.7) Adjusted Stockholders' Equity $ 1,030.9 $ 1,026.1 $ 992.7 Average total stockholders' equity $ 1,282.0 $ 1,272.6 Return on Equity (4) 12.1% 11.0 % Average Adjusted Stockholders' Equity $ 1,028.5 $ 1,009.4 Pre-Tax Return on Equity (5) 16.2% 12.1%

Footnotes and Reconciliations

Slide 4 - Rail Market Update and Commercial Overview
(1) Association of American Railroads (AAR) Weekly Railcar Loadings
(2) AAR Rail Time Indicators – April 1, 2024
(3) Future Lease Rate Differential (FLRD) calculates the implied change in lease rates for railcar leases expiring over the next four quarters. The FLRD assumes that these expiring leases will be renewed at the most recent quarterly transacted lease rates for each railcar type. We believe the FLRD is useful to both management and investors as it provides insight into the near-term trend in lease rates. The FLRD is calculated as follows:

$$\frac{(\text{New Lease Rates} - \text{Expiring Lease Rates}) \times \text{Expiring Railcar Leases}}{(\text{Expiring Lease Rates} \times \text{Expiring Railcar Leases})}$$

Slide 6 - Trinity Business Segment Performance Trends
(1) OP margin is calculated using the Railcar Leasing and Services Group revenues and operating profit, excluding lease portfolio sales.

Slide 7 - Strong Performance Trends and Key Highlights
Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share):

- Reported Q1-23 GAAP EPS was $0.09; Adjusted EPS excludes $0.01 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021 and $0.01 from interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets and restructuring activities.
- Reported Q2-23 GAAP EPS was $0.23; Adjusted EPS excludes $0.02 related to the change in estimated fair value of additional contingent consideration associated with an acquisition and $0.02 related to gains associated with restructuring activities.
- Reported Q3-23 GAAP EPS was $0.29; Adjusted EPS excludes $0.03 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
- Reported Q4-23 GAAP EPS was $0.81; Adjusted EPS excludes $0.02 related to the change in estimated fair value of additional contingent consideration associated with an acquisition and $0.01 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
- Reported Q1-24 GAAP EPS and Adjusted EPS were both $0.33.

Slide 8 - Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation
(1) Balances and blended average interest rate as of March 31, 2024

TRINITY INDUSTRIES
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